UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2022

ARCHAEA ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39644	85-2867266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4444 Westheimer Road, Suite G450 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(346) 708-8272
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	LFG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 16, 2022, Archaea Energy Inc. (the “Company”) issued a press release announcing, among other things, its results for the quarter ended June 30, 2022. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished with this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2022, the Company’s Board of Directors appointed Brian McCarthy (age 37) as Chief Financial Officer (“CFO”) of the Company, effective as of such date. Mr. McCarthy previously served the Company as Interim Chief Financial Officer and Chief Investment Officer. No new compensatory arrangements were or will be entered into with Mr. McCarthy in connection with his appointment as the Company’s CFO. As a result of Mr. McCarthy’s appointment as the Company’s CFO, and effective therewith, Chad Bellah is no longer the Company’s principal financial officer. Mr. Bellah continues to serve the Company as Chief Accounting Officer and principal accounting officer.

Biographical information for Mr. McCarthy can be found in the section titled “Information About Our Executive Officers” in Part III, Item 10 in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed by the Company on March 18, 2022 and is incorporated herein by reference. There are no family relationships between Mr. McCarthy and any director or executive officer of the Company that are required to be disclosed pursuant to Item 401(d) of Regulation S-K, and there are no current or proposed transactions in which Mr. McCarthy has or will have a direct or indirect material interest and in which the Company is or will be a participant that require disclosure pursuant to Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Mr. McCarthy and any other person pursuant to which he was appointed as the Company’s CFO.

Mr. McCarthy’s appointment as the Company’s CFO was announced by the Company in the press release referred to in Item 2.02 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 16, 2022.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2022

ARCHAEA ENERGY INC.

By:	/s/ Edward P. Taibi
Name:	Edward P. Taibi
Title:	General Counsel and Executive Vice President of Strategic Initiatives and Government Affairs

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